UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2019

GENERATION NEXT FRANCHISE BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55164	45-2511250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2620 Financial Court, Suite 100, Diego, California 92117

(Address of Principal Executive Offices)

858-210-4200

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On August 2, 2019, Generation Next Franchise Brands, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”), the Special Meeting was adjourned until August 16, 2019 and completed on that date. Of the 73,110,463 shares of common stock outstanding as of June 25, 2019, the record date for the Special Meeting, 41,041,527 shares were represented at the Special Meeting (in person or by proxy), constituting 56.8% of the outstanding shares entitled to vote and a quorum to conduct business at the Special Meeting.

At the Special Meeting, stockholders of the Company (1) approved the ratification of the appointment of Benjamin & Young, LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending June 30, 2019, (2) approved an amendment to the Articles of Incorporation to increase the authorized shares of Common Stock of the Company from 100,000,000 shares to 200,000,000 shares, and (3) approved the change of the name of the Company from Generation Next Franchise Brands, Inc. to Generation Next.

The final voting results are set forth below.

Proposal 1: To ratify the appointment of Benjamin & Young, LLP as the Company’s independent registered public accounting firm (independent auditors) for the year ending June 30, 2019.

For	Against	Abstain	Broker Non-Votes
41,041,527	281,509	201,617	—

Proposal 2: To amend the Articles of Incorporation to increase the authorized shares of Common Stock that the Company has authority to issue from 100,000,000 shares to 200,000,000 shares.

For	Against	Abstain	Broker Non-Votes
37,478,926	3,903,330	141,913	—

Proposal 3: To change the name of the Company form Generation Next Franchise Brands, Inc. to Generation Next.

For	Against	Abstain	Broker Non-Votes
40,719,650	275,505	529,498	—

Proposal 4: To approve the adjournment of the Special Meeting, if necessary or advisable, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to approve any or all of the foregoing items of business.

For	Against	Abstain	Broker Non-Votes
39,564,906	1,484,235	475,028	—

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment as filed with the Nevada Secretary of State on August 16, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Generation Next Franchise Brands, Inc.

Date: August 16, 2019	By:	/s/ Nick Yates
Nick Yates
Chief Executive Officer

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